EXHIBIT 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief financial officer of SeraCare Life Sciences, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:
     (1) the Company’s Form 10-K for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Company’s Form 10-K for the period ended September 30, 2007 fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Date: January 31, 2008
/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer